                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 30, 2004 (September 30, 2004)
)                                                ---------------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

         MONTANA                        0-14183                    81-0141785
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(State or Other Jurisdiction           (Commission                 (IRS Employer
      of Incorporation)                File Number)              Identification No.)

1 First Avenue South, Great Falls, Montana                              59401
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(Address of Principal Executive Offices)                              (Zip Code)

                                  406-791-7500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Item 2.02.  Report of Operations and Financial Condition.

     As more fully discussed below in Item 4.02, on September 29, 2004, Energy
West, Incorporated (the "Company"), issued a press release announcing that the previously issued financial statements for the fiscal years ended June 30, 2002 and June 30, 2003, and the first three quarters of the fiscal year ended June
30, 2004 should not be relied upon because of the misclassification of a handful of long-term contracts for purchase or sale of natural gas by its subsidiary,
Energy West Resources, Inc. and that those financial statements likely would be restated to make the necessary accounting adjustments. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report or Completed Interim Review

     On September 29, 2004, the Company issued a press release announcing that the previously issued financial statements for the fiscal years ended June 30,
2002 and June 30, 2003 and the first three quarters of the fiscal year ended
June 30, 2004 should not be relied upon because of errors in those financial statements and that the Company likely would restate those financial statements to make the necessary accounting adjustments.

     As reported in the Company's press release issued on September 29, 2004, the Company is reviewing the accounting treatment of a handful of gas purchase and sale contracts previously entered into by its subsidiary, Energy West
Resources, Inc. Although the Company's review has not been completed, it anticipates that earnings for fiscal years 2002 and 2003 will be adjusted, corresponding to adjustments in amounts reflected in its balance sheets as of
June 30, 2002 and 2003 for derivative assets and derivative liabilities. The expected restatements will reflect the effect of the Company's determination that several contracts entered into during fiscal year 2002 for the purchase or sale of natural gas at fixed future prices were erroneously classified as normal purchase and sale contracts. The Company now believes that these contracts did not qualify as normal purchase and sale contracts under applicable accounting rules, and therefore must be reflected in the Company's financial statements at fair value, determined as of the end of each period. The valuation of such contracts required to be reflected at fair value is referred to as
"mark-to-market" valuation.

     The addition of the contracts previously classified in error as normal purchase and sale contracts to the group of contracts required to be reflected at fair value is expected to result in adjustments to the mark-to-market gain
(loss) in the Company's contract portfolio, for fiscal years 2002 and 2003, and the first three quarters of fiscal year 2004. The restatements are expected to reduce net income for fiscal year 2002 in a range from $300,000 to $500,000. For fiscal year 2003, the restatement is expected to change net loss in a range from a reduction in net loss of $50,000 to an increase in net loss of $200,000. In addition, the restatements are expected to reduce net income in ranges from
$100,000 to $200,000 for the quarter ended September 30, 2003, from $200,000 to
$300,000 for the quarter ended December 31, 2003, and from $50,000 to $100,000 for the quarter ended March 31, 2004.

     None of the adjustments the Company anticipates making will affect the
Company's cash flows or cash positions during those years, or the first three quarters of fiscal year 2004. The Company's cumulative gain (loss) in the portfolio of contracts valued on a mark-to-market basis will be reversed in later periods as contracts settle or are performed and/or as natural gas prices change. The expected effects of such reversal in later periods will be to increase the Company's income in future periods through fiscal year 2009, so that the cumulative decrease in net income expected to result from the restatements of prior periods will be offset in those future periods.

     The gas purchase and sale contracts that are expected to be reclassified were entered into at the time of or shortly after the Company's termination of derivative contracts with Enron Canada Corporation ("ECC") during the third quarter of fiscal year 2002. The Company believes that its classification of some of the gas purchase and sale contracts erroneously resulted in overstating the income realized from application of mark-to-market accounting principles to the contract portfolio. Accordingly, the Company expects that the results of the restatements may reflect that the net effect of the termination of the ECC derivatives will include a material downward adjustment of net income in fiscal year 2002. The Company is continuing to review the effects of these transactions on its financial statements.

     The estimated effects of the restatements are preliminary and subject to audit. The final amount of the adjustments will be based upon the completion of the review by the Company and its independent auditors.

     The Audit Committee of the Company's Board of Directors concluded on
September 29, 2004, based on the information available at that time, that the previously issued financial statements for fiscal years 2002 and 2003, and the first three quarters of fiscal year 2004, should not be relied upon because of errors in those financial statements and that the Company likely would restate those financial statements to make the necessary accounting adjustments.

     The Company's Audit Committee has discussed with Deloitte & Touche LLP, the
Company's independent auditors, the matters disclosed in this Current Report on
Form 8-K.

     The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  In addition, this Current Report on Form 8-K and the press release contain statements intended as "forward-looking statements"
which are subject to the cautionary statements about forward-looking statements set forth in the Company's press release.

Item 9.01.  Financial Statements and Exhibits

         (c) EXHIBITS. The following exhibits are filed herewith:

          99.1  Press Release dated September 29, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 30, 2004

                                         ENERGY WEST, INCORPORATED

                                         By:   /s/ John C. Allen
                                             -----------------------------------
                                             Name: John C. Allen
                                             Title: Senior Vice President and
                                                    General Counsel

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